Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, ("Agreement") is made May 18, 2007, by and between JMJ TECHNOLOGIES, INC., a Georgia corporation, located at 2000 RiverEdge Parkway, Suite GL100A, Atlanta, Georgia 30328 (hereinafter "Borrower"), and WiFiMed Holdings Company, Inc., a Nevada corporation (the "Bridge Lender").

WHEREAS, the Borrower and the Bridge Lender have entered into that certain Loan Agreement dated even herewith ("Loan Agreement").

WHEREAS, this Agreement is given to secure repayment of advances made by Bridge Lender to Borrower pursuant to the Loan Agreement, together with interest thereon and other obligations as further evidenced by that certain Secured Revolving Promissory Note in the principal amount of up to $1,500,000 dated even herewith (the "Promissory Note" or "Obligations").

NOW, THEREFORE, in consideration of the loan made by the Bridge Lender to Borrower, and further consideration of the covenants and promises contained in this Agreement, and for other good and valuable consideration, the parties agree as follows:

1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

(a) "Collateral" has the meaning set forth in Section 2 hereof.
(b) "PTO" means the United States Patent and Trademark Office.
(c) "UCC" means the Uniform Commercial Code as in effect in the State of Georgia.
(d) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.
(e) Construction.
In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Borrower; (ii) "includes" and "including" are not limiting; (iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all."

2. Security Interest.

(a) Grant of Security Interest. As security for the payment and performance of the Obligations, Borrower hereby assigns, transfers and conveys to Bridge Lender, and grants to Bridge Lender a security interest in and to all of Borrower's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Borrower now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

(i) accounts payable;
(ii) fixtures and equipment;
(iii) goods;
(iv) inventory;
(v) computers, hardware and software;
(vi) all patents, trademark, patent applications and trademark applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights to sue for past, present or future infringement thereof; all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and
(vii) all Proceeds of any and all of the foregoing Collateral (including license royalties, rights to payment, accounts and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Bridge Lender is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral.

(b) Continuing Security Interest. Borrower agrees that this Agreement shall create a continuing security interest in the Collateral, which shall remain in effect until terminated in accordance herewith or payment in full of the Obligations.

3. Collateral. Except as provided under that certain Security Agreement by and between the Borrower and the Bridge Lender dated March __, 2007 ("Initial Security Agreement") and other security interests disclosed under Schedule 3, no arrangement exists whereby the Collateral will in the future become subject to a security interest senior to the Agreement. Borrower will not sell, assign or otherwise alienate the ownership of the Collateral or its use or operation except any sale or replacement in the ordinary course of Borrower's business; and Borrower will not use the Collateral in violation of any ordinance or state or federal statute or any administrative rule or regulation of law. In the event of the satisfaction of the Initial Security Agreement, this Agreement shall assume the senior position of the Initial Security Agreement.

4. Borrower's Negative Covenants.
Borrower covenants and agrees until the Obligations have been repaid in full that Borrower shall not do any of the following without the prior written consent of Bridge Lender:

(a) Sell, lease, or otherwise dispose of, move, relocate or transfer, whether by sale or otherwise, any of Borrower's assets, except in the ordinary and usual course of Borrower's business as presently conducted;
(b) Amend or restate Borrower's articles of incorporation, except as necessary increase Borrower's authorized common shares to comply with Borrower's obligations under the employment agreement of Greg Vacca as it existed prior to the Initial Security Agreement;
(c) Change Borrower's name or form of entity, or add any new fictitious name;
(d) Acquire, merge or consolidate with or into any other business organization;
(e) Except as otherwise provided for in this Agreement, enter into any transaction not in the ordinary and usual course of Borrower's business;
(f) Guarantee or otherwise become in any way liable with respect to the obligations of any third party except by endorsement of instruments or items of payment for deposit to the general account of Borrower or which are transmitted or turned over to Bridge Lender;
(g) Make any change in the Borrower's financial structure or in any of its business objectives, purposes or operations which could adversely affect the ability of Borrower to repay the Obligations;
(h) Incur any debts outside the ordinary and usual course of Borrower's business;
(i) Make any advance or loan to any person or entity;
(j) Prepay any existing indebtedness owing to any third party;
(k) Cause, permit or suffer any change, direct or indirect, in Borrower's capital ownership, except that Borrower may issue up to 28,019 addition shares of Borrower's common stock to redeem certain stock option previously authorized by Borrower and up to 250,000 additional shares as necessary to comply with Borrower's obligations under the employment agreement of Greg Vacca as it existed prior to the Initial Security greement;
(l) Make any distribution or declare or pay any dividends (in cash or in stock) on, or purchase, acquire, redeem or retire any of its common stock, membership or partnership interests, of any class, whether now or hereafter outstanding;
(m) Suspend or go out of business;
(n) Pay total compensation to officers of Borrower (or any of their relatives), including salaries, withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during the each fiscal year of Borrower during the term of this Agreement in an aggregate amount for all such officers in excess of one hundred and ten percent (110%) of the total compensation paid in the prior fiscal year.
(o) Make any loans, advances, intercompany transfers or cash flow between the Borrower and any subsidiary, related entity or affiliate of the Borrower or with any company that has common shareholders, officers or directors with the Borrower;
(p) Allow to exist any lien or security interest in the Collateral, except for the security interest granted to Bridge Lender and such other security interests which have been consented to by Bridge Lender (including the Initial Security Agreement and security interests disclosed under Schedule 3);
(q) Reorganize or reincorporate itself under the laws of any jurisdiction other the its state of incorporation;
(r) File any financing statement or amendment or termination statement with respect to any financing statement filed in favor of Bridge Lender; or
(s) Issue any equity interests or right or option to acquire equity interest in the Borrower (except as described in (k) above).

5. Fees and Taxes. Borrower will timely pay any and all license fees, taxes, assessments and public charges, general and special, that may at any time be levied or assessed upon or against Collateral.

6. Maintenance of Collateral. Borrower will, at Borrower's expense, maintain and keep the Collateral at its present location in good order and repair, ordinary wear and tear excepted, and shall not remove, demolish or substantially alter the Collateral, except any sale or replacement in the ordinary course of Borrower's business, without the prior written consent of the Bridge Lender. Borrower will not attempt to or actually dispose of, lend, transfer, lease or assign the Collateral, except any sale or replacement in the ordinary course of Borrower's business, without the prior written consent of Bridge Lender. Borrower may remove the Collateral in its ordinary course of business, provided, that such Collateral shall be replaced with property of a similar nature of equal or greater value. The security interest created by this Agreement will immediately attach to the substitute property when it is acquired, and the substitute property will become part or the Collateral defined in this
Agreement.

Subject to Section 3 herein, Borrower will use its best efforts to not permit the Collateral to be attached or seized by any legal process. Borrower will defend and indemnify Bridge Lender from all expense and liability of every kind to any person or to the property of any person by reason of or in connection with the delivery, possession or use of the Collateral.

7. Further Acts. On a continuing basis, Borrower shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Bridge Lender to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Borrower's compliance with this Agreement or to enable Bridge Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the PTO or any applicable state office. Bridge Lender may record this Agreement, an abstract thereof, or any other document describing Bridge Lender' interest in the Collateral with the PTO, at the expense of Borrower. In addition, Borrower authorizes Bridge Lender to file financing statements describing the Collateral in any UCC filing office deemed appropriate by Bridge Lender. If the Borrower shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, the Borrower shall immediately notify Bridge Lender in a writing signed by the Borrower of the brief details thereof and grant to the Bridge Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Bridge Lender.

8. Authorization to Supplement. If Borrower shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent or trademark, the provisions of this Agreement shall automatically apply thereto. Borrower shall give prompt notice in writing to Bridge Lender with respect to any such new patent or trademark rights.

9. Default. The breach or failure of any term, agreement, covenant or term of this Agreement or the occurrence of an event or default upon any term contained in the Promissory Note(s), which breach or failure has not been cured within thirty days written notice from Bridge Lender, shall constitute a default hereunder. A notice of default under this Agreement and the Promissory Note may only be made in accordance with the terms of the Promissory Note.

10. Remedies. Upon the occurrence and continuance of any default as defined above, Bridge Lender will have the right at their option to enforce and to exercise any or all of their rights under this Agreement or otherwise. In addition to all other rights and remedies, Bridge Lender shall have the remedies of a secured party under the Uniform Commercial Code. In exercising these remedies, Bridge Lender and Borrower agree as follows:

(a) Bridge Lender may, at its option, require Borrower to assemble the Collateral and make it available to Bridge Lender at a place to be designated by Bridge Lender, which is reasonably convenient to both parties. In the event Borrower fails or refuses to assemble the Collateral, Bridge Lender shall have the right, and Borrower hereby authorizes and empowers Bridge Lender, to enter the premises upon which the Collateral is located in order to remove the same.
(b) Bridge Lender will give Borrower reasonable notice of the time and place of any public sale of the Collateral, or of the time after which any private sale or other intended disposition of the collateral is to be made, unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market. The requirement of reasonable notice shall be met if a written notice is mailed to Borrower, postage prepaid, to the address of Borrower last known to Bridge Lender, at least ten (10) days prior to the date of the sale or disposition.
(c) Borrower agrees to surrender possession of the Collateral to Bridge Lender in event Bridge Lender elects to foreclose this security interest. Borrower waives any notice of the exercise of any and all options reserved to Bridge Lender by this Agreement.
(d) Borrower will, upon Bridge Lender's request, deliver to Bridge Lender all original invoices, bills, charge or credit card receipts, books and records and other documents evidencing or describing any of the account receivable constituting a part of the Collateral. Borrower will also execute and deliver to Bridge Lender an assignment of the right to receive payments under all such Accounts. The parties recognize, however, that in the event of default such Accounts shall be deemed assigned to Bridge Lender, whether or not the assignments described above are actually delivered.
(e) Bridge Lender shall have the right and are hereby authorized to collect all amounts due under the Accounts; sue or take other actions to collect the same in their own name or as assignee of or in the name of Borrower; compromise or give acquittance for amounts due; and use such other measures as Bridge Lender may in its sole discretion deem appropriate for collection of the Accounts. All such actions shall be taken at the sole expense of Borrower, who agrees to reimburse Bridge Lender for all reasonable amounts expended (including a reasonable attorney's fee), together with interest thereon from the date of expenditure at the rate then applicable under the Promissory Note.
(f) This Agreement constitutes a direction to and full authority to any Account debtor to pay directly to Bridge Lender any such accounts. No proof of default shall be required. Any such debtor is hereby irrevocably and unconditionally authorized to rely upon and comply with any notice from Bridge Lender. The debtor shall not be liable to Borrower or any person claiming under Borrower for making any payment or rendering any performance to Bridge Lender. The debtor shall have no obligation or right to inquire whether any default has occurred or is then existing. By its execution of this Agreement, Borrower irrevocably and unconditionally joins in, authorizes and consents to the above instructions.
(g) The proceeds of any sale of the Collateral shall be applied to the following items in the following order: (a) the reasonable expenses of repossessing the Collateral and preparing for the holding the sale, including without limitation all reasonable attorney's fees incurred by Bridge Lender; (b) interest and principal then due (by acceleration or otherwise) under the Promissory Note and any other debts specifically secured by this Agreement; (c) interest and principal then due (by acceleration or otherwise) under any other debts of Borrower to Bridge Lender (to be applied in whatever order Bridge Lender may in their sole discretion determine); (d) indebtedness of Borrower to other secured parties, provided written notice of demand therefore is received by Bridge Lender before the sale (to be applied in the order Bridge Lender receives the written notices); and (e) the balance, if any, to Borrower.

11. Notice. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission with receipt confirmation, or (iii) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed to the appropriate party at the address provided for in the Promissory Note. Any party may change by notice the address to which notices to that party are to be addressed.

12. Miscellaneous. The following provisions are additional terms of this Agreement:

(a) Bridge Lender has no duty to maintain, repair or protect the Collateral.
(b) No waiver by Bridge Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion.
(c) All rights and remedies of Bridge Lender are cumulative and may be exercised successively or concurrently, and shall inure to the benefit of Bridge Lender's assigns.
(d) All obligations of Borrower shall bind his trustees, custodians, general partners, successors and assigns.
(e) The captions of the sections of this Agreement are inserted for convenience only and shall not be used in the interpretation or construction of any provisions hereof.
(f) If any provisions of this Agreement are held invalid or unenforceable, the holding shall affect only the provision in question and all other provisions on this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Borrower has executed this Agreement the day and year first above written.

JMJ TECHNOLOGIES, INC.

a Georgia corporation
By:
Mark S. Copenhaver
Chairman of the Board of Directors

SCHEDULE 3